UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2015

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(e)     Compensatory Arrangements of Certain Officers

On February 5, 2015, the Board of Directors of American Axle & Manufacturing Holdings, Inc. (“AAM”) approved the Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan (the “Amended and Restated 2012 Plan” or the "Plan"), subject to the approval of stockholders. On April 30, 2015, at AAM's 2015 annual meeting of stockholders, our stockholders approved the Amended and Restated 2012 Plan. For a description of the Plan, please see “Proposal 2-Approval of Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan” in AAM's Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 19, 2015. A copy of the Plan is filed as Exhibit 10.1 hereto.

Item 5.07.     Submission of Matters to a Vote of Security Holders

On April 30, 2015, AAM held its annual meeting of stockholders. At the meeting, AAM's stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The following directors were nominated to serve for three-year terms expiring at the annual meeting of stockholders in 2018. Results of the election are as follows:

	Number of Votes

Nominee	For	Withheld	Broker Non Votes
David C. Dauch	59,723,493	1,199,806	6,752,814
William L. Kozyra	60,354,503	568,796	6,752,814
Peter D. Lyons	59,388,788	1,534,511	6,752,814

Proposal 2: Approval of the Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan

AAM's stockholders voted to approve the Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan, by the following vote:

Number of Votes

For	56,272,889
Against	4,528,197
Abstain	122,213
Broker Non Votes	6,752,814

Proposal 3: Advisory vote on executive compensation

AAM's stockholders voted to approve, on an advisory basis, the compensation of AAM's named executive officers, by the following vote:

Number of Votes

For	59,558,186
Against	1,232,040
Abstain	133,073
Broker Non Votes	6,752,814

Proposal 4: Ratification of Appointment of Deloitte & Touche LLP as AAM's independent registered public accounting firm for the year ending December 31, 2015

The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved with the following votes:

Number of Votes

For	63,600,029
Against	3,937,957
Abstain	138,127

SECTION 9 - EXHIBITS

Item 9.01(d).     Exhibits

Exhibit No.    Description

10.1	Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
	By:	/s/ David E. Barnes
David E. Barnes
General Counsel & Secretary

Dated: May 1, 2015

EXHIBIT INDEX

Number	Description of Exhibit

*10.1	Amended and Restated American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

*    Filed herewith